[ARTERA LETTERHEAD]

EXHIBIT 10(ar)

                                        November 9, 2001

To each of the Subscribers
identified on Schedule A hereto

Gentlemen:

     In connection with the subscription agreements identified on Schedule B hereto (collectively, the "Subscription Agreements"), pursuant to which Artera Group, Inc. ("Artera"), sold to the subscribers identified on Schedule A hereto (the "Subscribers"), $7,540,000 aggregate principal amount of convertible notes (the "Notes") of Artera, this letter will confirm our agreement as follows:

     1. In order to permit NCT Group, Inc. ("NCT") to file one or more registration statements covering the resale by the Subscribers of the common stock, par value $0.01 per share, of NCT (the "NCT Common Stock"), issuable by NCT upon the Subscribers' exchange of the Notes, in accordance with the terms of certain exchange rights agreements by and among NCT and the Subscribers, the Subscribers hereby irrevocably waive their rights to convert the Notes into common stock, par value $0.001 per share, of Artera ("Artera Common Stock").

     2. In connection with the waiver by the Subscribers of their rights to convert the Notes into Artera Common Stock, the Subscribers also waive those rights granted under the Notes and the Subscription Agreements, as the case may be, relating to: (i) Artera's listing obligations; (ii) the conversion of the Notes into Artera Common Stock; (iii) the Subscribers' rights to force a mandatory redemption of the Notes for Artera's failure to deliver Artera Common Stock; and (iv) Artera's reservation and delivery of shares of Artera Common Stock.

     3. In connection with the foregoing paragraphs 1 and 2, (i) each of the Notes and the Subscription Agreements shall be deemed amended to the extent necessary to effectuate the immediately preceding paragraphs and (ii) the Subscribers shall not be deemed to have waived any other rights, accrued penalties, damages, liquidated damages and interest under the Notes or the Subscription Agreements.

     If the above accurately sets forth our understanding, please sign and execute one copy of this letter agreement.

                                ARTERA GROUP, INC.

                                By: /s/
                                Name:
                                Title:

ACKNOWLEDGED:

NCT GROUP, INC.

By: /s/
Name:
Its:

AGREED AND ACCEPTED:

ALPHA CAPITAL AKTIENGESELLSCHAFT

By:     /s/
        Name:
        Title:


AMRO INTERNATIONAL, S.A.

By:     /s/
        Name:
        Title:


AUSTOST ANSTALT SCHAAN

By:     /s/
        Name:
        Title:


BALMORE, S.A.

By:     /s/
        Name:
        Title:


THE GROSS FOUNDATION, INC.

By:     /s/
        Name:
        Title:


LEVAL TRADING, INC.

By:     /s/
        Name:
        Title:


NESHER LTD.

By:     /s/
        Name:
        Title:


TALBIYA B. INVESTMENTS LTD.

By:     /s/
        Name:
        Title:

                         SCHEDULE A TO LETTER AGREEMENT

                                  SUBSCRIBERS

ALPHA CAPITAL AKTIENGESELLSCHAFT
A Lichtenstein corporation
Pradafant 7, 9490 Furstentums
Vaduz, Lichtenstein
Fax: 011-42-32323196

AMRO INTERNATIONAL, S.A.
c/o Ultra Finanz
Grossmuenster Platz 6
Zurich, Switzerland CH8022
Fax: 011-411-262-5512

AUSTOST ANSTALT SCHAAN
7440 Fuerstentum
Landstrasse 163
Vaduz, Lichtenstein
Fax: 011-431-534-532-895

BALMORE, S.A.
P.O. Box 4603
Zurich, Swizerland
Fax: 011-411-201-6262

THE GROSS FOUNDATION, INC.
1660 49th Street
Brooklyn, New York
Fax: 718-851-3511

LEVAL TRADING, INC.
c/o Thierry Ulmann
14 rue du Consiel-General
CH-1205, Geneva, Switzerland
Fax: 011-4122-321-0807

NESHER LTD.
Ragnall House, 18 Peel Road
Douglas, Isle of Man
1M1 4L2, United Kingdom
Fax: 011-44-1624-661594

TALBIYA B. INVESTMENTS LTD.
Ragnall House
18 Peel Road
Douglas, Isle of Man
1M1 4L2, United Kingdom
Fax: 011-44-1624-661594

                         SCHEDULE B TO LETTER AGREEMENT


                            SUBSCRIPTION AGREEMENTS
                            BETWEEN THE SUBSCRIBERS
                                      AND
                               ARTERA GROUP, INC.


1. Subscription Agreement, dated January 9, 2001, by and among Artera Group, Inc. (f/k/a NCT Networks, Inc.) ("Artera"), Austost Anstalt Schaan, Balmore, S.A., Amro International, S.A., Nesher Ltd., Talbiya B. Investments Ltd. and The Gross Foundation, providing for the sale and issuance by Artera of $5,040,000 aggregate principal amount of 6% Secured Convertible Notes of Artera, maturing on January 9, 2002.

2. Subscription Agreement, dated April 4, 2001, by and among Artera, Alpha Capital Aktiengesellschaft and Amro International, S.A., providing for the sale and issuance by Artera of $875,000 aggregate principal amount of 6% Convertible Notes of Artera Group, Inc., maturing on April 4, 2002.

3. Subscription Agreement, dated May 25, 2001, by and among Artera, Alpha Capital Aktiengesellschaft and Amro International, S.A., providing for the sale and issuance by Artera of $375,000 aggregate principal amount of 6% Convertible Notes of Artera, maturing on May 25, 2002.

4. Subscription Agreement, dated June 29, 2001, by and among Artera, Alpha Capital Aktiengesellschaft, Amro International, S.A., The Gross Foundation, Inc., Leval Trading, Inc., Nesher Ltd. and Talbiya B. Investments Ltd., providing for the sale and issuance by Artera of $1,250,000 aggregate principal amount of 6% Convertible Notes of Artera, maturing on June 29, 2002.